Financial Assets at Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2023
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Financial Assets at Fair Value Through Other Comprehensive Income
9.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31, 2022	December 31, 2023
	NT$	NT$
	(In Millions)	(In Millions)

Investments in debt instruments at FVTOCI
Corporate bonds	$66,116.2	$79,605.5
Agency mortgage-backed securities	28,367.9	37,959.7
Government bonds/Agency bonds	18,961.8	22,338.9
Asset-backed securities	9,274.7	9,898.8

	122,720.6	149,802.9

Investments in equity instruments at FVTOCI
Non-publicly traded equity investments	6,159.2	7,208.7
Publicly traded stocks	277.9	4,727.9

	6,437.1	11,936.6

	$129,157.7	$161,739.5

Current	$122,998.5	$154,530.8
Noncurrent	6,159.2	7,208.7

	$129,157.7	$161,739.5

These investments in equity instruments are held for medium to long-term purposes and therefore are accounted for as FVTOCI. For dividends recognized from these investments, please refer to consolidated statements of cash flows. All of the dividends are mainly from investments held at the end of the reporting period.
For the years ended December 31, 2021, 2022 and 2023, as the Company adjusted its investment portfolio and the non-publicly traded investees were acquired, equity investments designated at FVTOCI were divested for NT$628.7 million, NT$561.6 million and NT$272.0 million, respectively. The related other equity-unrealized gain/loss on financial assets at FVTOCI of NT$186.0 million, NT$303.2 million and NT$151.9 million were transferred to increase retained earnings, respectively.

As of December 31, 2022 and 2023, the cumulative loss allowance for expected credit loss of NT$37.8 million and NT$47.3 million was recognized under investments in debt instruments at FVTOCI, respectively. Refer to Note 33 for information relating to the credit risk management and expected cr
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loss.